U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

--------------------------------------------------------------------------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 28, 2004


                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    COLORADO
                                    --------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


       000-17325                                         88-0218499
       ---------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


             5444 Westheimer Road, Suite 1570, Houston, Texas 77056
             ------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (713) 626-4700
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 21, 2004, Environmental Remediation Holding Corporation ("ERHC") finalized a restructure of ERHC's current debt (the "Restructure"). Pursuant to the Restructure, ERHC entered into a Letter Agreement, dated November 29, 2004, with Chrome Energy, LLC, an affiliated entity ("Chrome") to restructure all of ERHC's current debt with Chrome (the "Letter Agreement"). Prior to the Restructure, ERHC had six (6) outstanding notes in favor of Chrome:
(i) Senior Secured 10.00% Exchangeable Promissory Note Due February 15, 2005, with a principal amount as of November 18, 2004 of $4,299,460.92; (ii) Senior Secured 10.00% Exchangeable Promissory Note, dated as of February 15, 2001, with a principal amount of $1,800,000; (iii) Senior Secured 8.00% Exchangeable Promissory Note, dated February 15, 2001, with a principal amount of $2,000,000;
(iv) Amended and Restated Convertible Note, dated as of January 31, 2001, with a principal amount of $804,312.50; (v) Amended and Restated Convertible Note, dated as of January 31, 2001, with a principal amount of $6331.666.67; and (vi) Note, dated as of February 15, 2001, with a principal amount of $403,643.85 (collectively, the "Old Notes").

      Pursuant to the Restructure, the Old Notes were cancelled in full in exchange for a new 12% note, dated as of December 15, 2004, with an original principal amount of $10,134,084, convertible at the sole discretion of ERHC at $0.175 per share, and expiring on January 31, 2007 (the "Exchange Note"). The entire original principal of the note is due on January 31, 2007, with annual interest payments due on January 31, 2006 and January 31, 2007. Interest payments are convertible at ERHC's discretion at $0.175 per share.

      In addition to the Exchange Note, ERHC entered into a new 10% working capital loan, dated as of December 15, 2004, in favor of Chrome for up to $2,500,000 (the "Working Capital Loan"). The Working Capital Loan is convertible into shares of ERHC common stock, at the sole discretion of ERHC, at $0.175 per share and expires on January 31, 2007. The entire original principal of the Working Capital Loan is due on January 31, 2007, with annual interest payments due on January 31, 2006 and January 31, 2007. Interest payments are convertible at ERHC's discretion at $0.175 per share. Pursuant to the Working Capital Loan Chrome is required to make funds available to Chrome pursuant to a schedule attached thereto. On December 21, 2004, ERHC received the first $1,000,000 advance from the Working Capital Loan.

      Prior to the Restructure, ERHC had outstanding notes totaling $1,626,033.86 with nonaffiliated note holders. As part of the Restructure, ERHC has received agreements from the nonaffiliated note holders of $1,592,520.84 to convert their respective principal and interest into shares of common stock at $.20 per share, thereby reducing ERHC outstanding note obligation to nonaffiliated note holders to $33,513.02.

      A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by reference into this Item 1.01. A copy of the Exchange Note is attached hereto as Exhibit 10.2 and is incorporated herein in its entirety by reference into this Item 1.01. A copy of the Working Capital
Note is attached hereto as Exhibit 10.3 and is incorporated herein in its entirety by reference into this Item 1.01.

ITEM 3.02.

      The Restructure is discussed in greater detail in Item 1.01 of this Form 8-k. Pursuant to the Restructure, on December 21, 2004, ERHC authorized the issuance of a total of 25,397,022 shares of ERHC common stock to Chrome. ERHC issued 12,308,560 shares to Chrome in consideration for the accrued but unpaid interest on the Old Notes of $2,461,711.84. The accrued but unpaid interest was converted to common stock at $0.20 per share which was equivalent to the conversion price for all the Old Notes, except one unconvertible note with an original principal balance of $403,643.85. ERHC issued 12,465,202 shares to Chrome as consideration for canceling the Old Notes and entering into the Exchange Note. Lastly, ERHC has authorized the issuance of 623,260 shares to Chrome for its pro rata potion of the 1,558,150 shares allocated as consideration for entering into the New Working Capital Loan, the remaining shares will be issued pro rata as Chrome makes future advances.

      The information furnished in this Form 8-k shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired. Inapplicable.

      (b)   Pro Forma Financial Information. Inapplicable.

      (c)   Exhibits

            Exhibit Number   Exhibit Description
            --------------   -------------------

            Exhibit 10.1 Letter Agreement with Chrome (without exhibits thereto).

            Exhibit 10.2     Promissory Note in favor of Chrome

            Exhibit 10.3 Working Capital Note in Favor of Chrome (without exhibit thereto)


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENVIRONMENTAL REMEDIATION HOLDING CORPORATION


                                   By: /s/ Ali Memon
                                       -----------------------------------------
                                       Ali Memon, President

DATE: December 28, 2004


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